SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C.  20549


                           FORM 8-K

                        CURRENT REPORT

              Pursuant to Section 13 or 15(d) of
              the Securities Exchange Act of 1934


Date of Report          June 20, 1996


                   REVOLVING HOME EQUITY LOAN TRUST 1995-1
   (Exact name of registrant as specified in Department of the Treasury, Internal Revenue Service Form SS-4)


                 HOUSEHOLD FINANCE CORPORATION
(Servicer of the Trust)
(Exact name as specified in Servicer's charter)


       Delaware                33-91200          Not Applicable
 (State or other juris- (Commission File Number (IRS Employer diction of incorporation of Registrant) Identification
of Master Servicer)                                Number of
                                                  Registrant)


       2700 Sanders Road, Prospect Heights, Illinois  60070
     (Address of principal executive offices of      (Zip Code)
                 Master Servicer)


Servicer's telephone number, including area code 847/564-5000





                                 Exhibit Index appears on page 3


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

    (c)  Exhibits

          99(a) Monthly Servicing Report to Trustee dated June 20, 1996 pursuant to Section 3.04(b) of the Pooling and Servicing Agreement dated as of May 1, 1995 (the "Pooling and Servicing Agreement") among HFC Revolving Corporation, Inc. as Seller, Household Finance Corporation, as Servicer, and First National Bank of Chicago, as Trustee, with respect to the Class A-1 Certificates and the Class A-2 Certificates, Series 1995-1.











                           SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Servicer has duly caused this report to be signed on behalf of the Revolving Home Equity Loan Trust 1995-1 by the undersigned hereunto duly authorized.



                    HOUSEHOLD FINANCE CORPORATION,
                    as Servicer of and on behalf of the

                    REVOLVING HOME EQUITY LOAN TRUST 1995-1
                                (Registrant)




                      By:   /s/ J. W. Blenke
                            J. W. Blenke
                            Authorized Representative
Dated:    June 20, 1996

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                           EXHIBIT INDEX




Exhibit
Number    Exhibit                                                 Page



          99(a) Monthly Servicing Report to Trustee dated June 20, 1996 pursuant to Section 3.04(b) of the Pooling and Servicing Agreement dated as of May 1, 1995 (the "Pooling and Servicing Agreement") among HFC Revolving Corporation, Inc. as Seller, Household Finance Corporation, as Servicer, and First National Bank of Chicago, as Trustee, with respect to the Class A-1 Certificates and the Class A-2 Certificates, Series 1995-1.



















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HE95-1.8k